Principal Funds, Inc.

Supplement dated December 15, 2017
to the Statement of Additional Information dated April 7, 2017 as revised May 2, 2017 and amended and restated June 12, 2017 and September 11, 2017 (as supplemented September 15, 2017 and November 1, 2017)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

Under Other Investment Strategies and Risks - Preferred Securities, delete the first paragraph and replace with the following:
Preferred securities include: traditional preferred securities, hybrid-preferred securities, $25 par hybrid preferred securities, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, tier 2 fixed and floating rate capital securities, alternative tier 1 securities, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.

LEADERSHIP STRUCTURE AND OTHER SERVICES

Delete the second to the last sentence of the first paragraph, and replace with the following:
The Board is currently composed of eleven members, eight of whom are Independent Directors.
Under Independent Directors, delete all references to Christopher O. Blunt.
In the table under Management Information, delete the row for Christopher O. Blunt.
In the table under Independent Directors (not Considered to be “Interested Persons”), delete the column for Blunt.
In the table under Compensation, delete the row for Christopher O. Blunt.

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